                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                     _____


                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported) April 9, 1997
                                                          -------------


                             The Money Store Inc.
         ------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


      New Jersey                       001-10785       22-2293022
  --------------------------------     -------------   -------------
(State or other jurisdiction of        (Commission    (IRS Employer
incorporation)                         File Number)    ID Number)


    2840 Morris Avenue, Union, New Jersey                 07083
 ----------------------------------------------------------------
 (Address of principal executive offices)              (Zip Code)

Registrant's Telephone Number,
including area code:                             (908) 686-2000
                                                 --------------


                            N/A
-------------------------------------------------------------
(Former name or former address, if changed since last report)
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Item 5.  OTHER EVENTS.

         In connection with The Money Store Inc.'s registration of certain subsidiary guarantees with the Securities and Exchange Commission, The Money Store, Inc. believes that it is required to present certain consolidating financial data with respect to the guarantor and non-guarantor subsidiaries in an additional footnote to its financial statements.

         Attached hereto as Exhibit 99.1 are the audited consolidated financial statements of The Money Store Inc. and subsidiaries as of December 31, 1996 and 1995 and for each of the years in the three year period ended December 31, 1996 with such additional footnote included as Note 16.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS.


(c)  Exhibits
     --------

Exhibit No.
-----------

23.1 Consent of KPMG Peat Marwick LLP.

99.1 Audited consolidated financial statements of The Money Store Inc. and subsidiaries as of December 31, 1996 and 1995 and for each of the years in the three year period ended December 31, 1996.
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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                    THE MONEY STORE INC.


                    By:  /s/ Morton Dear
                        -----------------------------------
                         Name:  Morton Dear
                         Title: Executive Vice President



Dated:  April 9, 1997
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                                 EXHIBIT INDEX


Exhibit        Description of Exhibit
-------        ----------------------

23.1           Consent of KPMG Peat Marwick LLP.

99.1           Audited consolidated financial statements of The
               Money Store Inc. and subsidiaries as of December
               31, 1996 and 1995 and for each of the years in the three year period ended December 31, 1996.